UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        DATE OF REPORT (Date of earliest event reported):  August 3, 2007


                                 FANTATECH INC.
                -----------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


         Delaware                      0-24374               62-1690722
-----------------------------  ------------------------  -------------------
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
     of Incorporation)                                    Identification No.)


Suite 1A, 18/F, Tower 1, China Hong Kong City
33 Canton Road, Tsimshatsui, Kowloon, Hong Kong             Not applicable
------------------------------------------------            ---------------
(Address of principal executive offices)                      (Zip Code)


               Registrant's telephone number, including area code
                                 (852) 2302 1636
           -----------------------------------------------------------


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

     On August 3, 2007, the Company's Board of Directors authorized the Company to immediately file a Form 15 with the Securities and Exchange Commission (the "SEC") to terminate the registration of the Company's common stock under the Securities Exchange Act of 1934, as amended, since the Company has fewer than 300 stockholders of record.

     On August 6, 2007, the Company filed Form 15 with the SEC, which immediately ceased the Company's reporting obligations. In the absence of action by the SEC, the Company is no longer required to file periodic reports with the SEC, including annual reports on Form 10-KSB, quarterly reports on Form 10-QSB and Current Reports on Form 8-K. In addition, the Company is no longer subject to the SEC's proxy rules. The Company expects the deregistration to become effective within 90 days of the filing of the Form 15 with the SEC.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        FANTATECH INC.
                                                        --------------
                                                         (Registrant)

Dated: August 6, 2007                              By:  /s/ Zibo Niu
                                                        -----------------------
                                                            ZIBO NIU
                                                            Chief Executive
                                                            Officer


                                      -3-